                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                ----------------

        Date of Report (Date of earliest event reported): March 20, 2001



                      J.P. Morgan Acceptance Corporation I
             (Exact name of registrant as specified in its charter)


             Delaware                   333-77275               13-3475488
   ----------------------------        ------------        ------------------
   (State or Other Jurisdiction        (Commission           (I.R.S. Employer
        of Incorporation)              File Number)        Identification No.)


                60 Wall Street                         10260
                 New York, NY                        (Zip Code)
            (Address of Principal
              Executive Offices)





       Registrant's telephone number, including area code: (212) 834-5512

                                    No Change
 -------------------------------------------------------------------------------



          (Former name or former address, if changed since last report)



--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS.

Filing of Form T-1.

On March 20, 2001, J.P. Morgan Acceptance Corporation I. (the "Company") is filing a Form T-1 to designate Wells Fargo Bank Minnesota, N.A. to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.

Item 7.  Financial Statements and Exhibits.

Information and Exhibits.

(a)      Financial Statements of businesses acquired.

         Not applicable.

(b)      Pro Forma financial information.

         Not applicable.

(c)      Exhibit No.                 Description
         ----------                  -----------

            25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                J.P. MORGAN ACCEPTANCE CORPORATION I






                                                 By:       /s/ Anthony Hermann
                                                           ---------------------




Dated: March 20, 2001

EXHIBIT INDEX

Exhibit          Description                                           Page
-------          -----------                                           ----

25               Form T-1 Statement of Eligibility under the           5
                 Trust Indenture Act of 1939, as amended.